KEMPER-DREMAN
HIGH RETURN EQUITY FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED JUNE 30, 1997

Seeks to achieve a high rate of total return

            " . . .    We remained true to our philosophy, selected
               fundamentally sound stocks and  . . . continued to
           outperform the S&P 500 for the one-, three-, and five-year periods ended June 30, 1997.  . . ."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
18
Financial Highlights



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                        16.27%
CLASS B                                                        15.69%
CLASS C                                                        15.72%
LIPPER EQUITY INCOME FUNDS CATEGORY AVERAGE*                   14.75%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                6/30/97   12/31/96
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS A             $30.57     $26.52
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS B             $30.47     $26.44
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND CLASS C             $30.49     $26.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN EQUITY
FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY

                        CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
1-YEAR                 #2 OF 171   #9 OF 171   #8 OF 171
                         FUNDS       FUNDS       FUNDS
--------------------------------------------------------------------------------
3-YEAR                 #1 OF 96       N/A         N/A
                         FUNDS
--------------------------------------------------------------------------------
5-YEAR                 #1 OF 59       N/A         N/A
                         FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                         CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND           $0.20    $0.0597   $0.0586
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN   $0.03    $0.03     $0.03
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN    $0.03    $0.03     $0.03
--------------------------------------------------------------------------------


TERMS TO KNOW

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Style                                   Source: Morningstar, Inc., Chicago, IL
Value     Blend     Growth              (312) 696-6000. (Morningstar Style Box
                                        is based on a portfolio date as of June
/X/       / /        / /  Large  Size   30, 1997.) The Equity Funds Style Box
                                        placement is based on a fund's
/ /       / /        / /  Medium        price-to-earnings and price-to-book
                                        ratios relative to the S&P 500, as well
/ /       / /        / /  Small         as the size of the companies in which
                                        it invests, or median market
                                        capitalization.

                                        Please note that style boxes do not
                                        represent an exact assessment of risk
                                        and do not represent future performance.
                                        Please consult the prospectus for a
                                        description of investment policies.

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters. Kemper-Dreman High Return Equity Fund's management believes that the risk in owning stocks can be reduced by investing in quality companies whose prices are low relative to their earnings -- commonly known as low P/E stocks.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return calculations assume that dividends are reinvested. Total return represents the aggregate percentage or dollar value change over the period.

SECTORS An aggregate of several industries. The Standard & Poor's 500 Stock Index, for example has 117 industries categorized in 11 sectors.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

A self-regulating economy, a balanced budget agreement and a positive stock market all have contributed to another excellent year for investors. Given the extended length of today's bull market (which celebrated its 15th anniversary on August 12), it is prudent to wonder whether the end is near. Our position is that while there is a certain precariousness to today's environment, which we will elaborate on below, we see little to suggest that there will be more than occasional market corrections.

  Bipartisan agreement to balance the federal budget by the year 2002 represents significant progress that should benefit investors over the long term. By reducing the burden of capital gains and eliminating certain tax loopholes, the Taxpayer Relief Act of 1997 and the Balanced Budget Act of 1997 have the potential to meaningfully affect behavior. Now that the ceiling has been raised on capital gains from the sale of a home, empty nesters will be more inclined to move out of homes and into smaller condominiums. Added investment and savings options should help boost the country's sagging savings rate. From a social perspective, government's action to widen the difference between the taxation rate on capital gains and on income reflects a conscious effort to encourage capital investment. The more people and businesses can do for themselves, the less likely they are to rely on the government, which should help restrain federal spending.

  The maximum tax on long-term capital gains is now 20 percent versus a maximum of approximately 40 percent on ordinary income earned by Americans in the highest income tax brackets. This dramatic difference could have some influence on the management of mutual funds in the future. Although few investment decisions are based on their tax consequences, the legislation supports a "buy and hold" approach to investing, by which a mutual fund generates investment returns through gains on investments held 18 months or longer. Such gains are taxed at the reduced capital gains rate. On the margin, portfolio managers should focus on long-term investing -- the strategy that we have always supported.

  In addition, mutual funds will gain investment flexibility with the new law's repeal of what has been called the "short/short rule." Previously, investment companies had been subject to a 30 percent limitation on total income arising from the sale of securities held less than three months -- or face severe tax consequences. The lifting of this limitation provides newer funds, in particular, with much needed maneuvering ability.

  You can expect to hear more from Kemper about the implications of the new legislation, and specifically about the tax reporting changes, over the next several weeks and months. Overall, we believe that this legislation is something the country can be proud of. It represents years of a commitment on the part of the federal government to hold spending in check and refrain from creating new programs. Expanding corporate revenues and profits in an extended period of low inflation also contributed to making this investor-friendly environment possible.

  As we look toward the end of the year, we see little to trouble us. The economy appears to be in excellent condition. Continuing the alternatingly fast/slow pace that we have experienced for several months, the fast-growing first quarter was followed by a slower second quarter. Such self-regulation has minimized any need for the Federal Reserve Board to raise interest rates again. We don't rule out the possibility of another hike in the fourth quarter, however.

  Inflation is very low. In spite of unemployment being the lowest we have seen in decades, wage pressures are still manageable. For example, the United Parcel Service strike and the earlier steel and airlines work actions represent the most union activity we have seen in 10 years. Encouraged by the low unemployment (and therefore high demand for workers), the unions are becoming bolder but in the end seem ready to resolve disputes sensibly. As a consequence, wage increases remain moderate.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDPOSTS
-------------------------------------------------------------------------------
Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                   NOW (07/31/97)       6 MONTHS AGO        1 YEAR AGO          2 YEARS AGO
10-YEAR TREASURY RATE(1)                6.22                6.42                6.64                6.49
PRIME RATE(2)                           8.5                 8.25                8.25                8.75
INFLATION RATE(3)                       2.23                3.03                2.88                2.62
THE U.S. DOLLAR(4)                      7.32                7.67                4.26               -4.11
CAPITAL GOODS ORDERS(5)*                7.11                3.61               16.26                1.75
INDUSTRIAL PRODUCTION(5)*               3.84                4.84                3.38                2.36
EMPLOYMENT GROWTH(6)                    2.24                2.2                 2.14                2.42

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of June 30, 1997.

  Our primary concern is the very high valuations of the stock market. All things considered, it is difficult to see where we can go from here. With prices at such heady levels, the market can be expected to react negatively to even minor earnings disappointments, as we have seen in August. Kemper's response to this market is to remain fully invested and to reduce exposure by diversifying across a wider group of investment opportunities. Research, the first step in stock selection, is key in this kind of a market.

  Bond markets are obviously cheered by recent events, and prospects for income investors continue to be positive. Interest rates are stable and credit quality has not been an issue. A dwindling supply of municipal bonds has enabled municipal investments to outperform U.S. Treasuries.

  In such a fully valued domestic market, it can make sense to look to international markets for their growth potential. The strength of the dollar thus far this year has diminished returns but international opportunities look bright.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

August 14, 1997

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), AND PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 30 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, MANITOBA, CANADA. DREMAN IS ALSO THE AUTHOR OF TWO BOOKS ON CONTRARIAN INVESTING AND IS A REGULAR COLUMNIST IN FORBES.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WITH THE DOMESTIC STOCK MARKET CONTINUALLY RISING TO NEW HIGHS, PORTFOLIO MANAGER DAVID DREMAN CONTINUED TO PURCHASE FUNDAMENTALLY SOUND STOCKS AT PRICE-TO-EARNINGS RATIOS BELOW THE MARKET AVERAGE. KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A WAS THE TOP-PERFORMING FUND IN ITS LIPPER CATEGORY FOR THE THREE- AND FIVE-YEAR PERIODS ENDED JUNE 30, 1997, AND THE #2 FUND FOR THE ONE-YEAR PERIOD. (SEE PAGE 2 FOR RANKINGS.)

Q     THE FUND IS COMPETING STRONGLY AGAINST ITS PEERS BUT IT LAGGED THE
STANDARD & POOR'S 500 STOCK INDEX (S&P 500) FOR THE SIX-MONTHS ENDED JUNE 30, 1997. WHAT IS THE PRIMARY REASON FOR ITS UNDERPERFORMANCE?

A    The stocks that are currently driving the market have high price-to-earnings ratios (P/Es). Our value style of investing does not allow us to invest in most of these companies. We remained true to our philosophy, selected fundamentally sound stocks and, even without owning these high P/E stocks, continued to outperform the S&P 500 for the one-, three-, and five-year periods ended June 30, 1997. Although the fund didn't beat the S&P 500 for the six-months ended June 30, 1997, it performed favorably against its peers. Because we are not investing with the momentum of the market, we do not always see immediate results. At times, we need to be patient with our holdings before we begin realizing gains.

Q    FOR THE PAST SIX MONTHS, THE MARKET HAS CONTINUED TO CLIMB TO NEW HIGHS.
HOWEVER, THERE HAVE ALSO BEEN DAYS WHEN THE MARKET DROPPED BY A CONSIDERABLE AMOUNT. IN LIGHT OF THIS VOLATILITY, HAS THE FUND PERFORMED THE WAY YOU EXPECTED?

A    Much of the volatility in the market this year stemmed from technology stocks. Due to their high valuations, we own very few stocks in this sector. Because we own few technology stocks, on days when the market is driven by technology we may lag; but on days when they fall, we generally pick up some relative performance. So in that regard, yes, the fund has performed as we expected and has been less volatile than the market.

Q    OVERALL, THERE HAVE BEEN FEW CHANGES MADE TO THE PORTFOLIO SINCE DECEMBER
31, 1996. CAN YOU EXPLAIN THIS STRATEGY?

A    We have not added many new names to the portfolio because we feel comfortable with the existing structure. However, we did add significantly to our positions in Philip Morris and UST, Inc. As we added to these stocks, we slightly diluted our exposure to financial stocks because we felt Philip Morris and UST, Inc. offered better potential at this time. Finally, we added to our S&P 500 futures positions. As conditions in the market change, we will adjust allocations to seek to achieve maximum return without undue risk.

PERFORMANCE UPDATE

Q     YOU MENTIONED THAT YOU ADDED S&P 500 FUTURES CONTRACTS. COULD YOU EXPLAIN
THEIR ROLE IN THE PORTFOLIO?

A     S&P 500 futures contracts serve two purposes for the fund. First, the assets invested in the futures earn the return of the S&P 500. Given the gains the index has posted, that's been positive for the fund. Second, futures contracts allow the fund to remain liquid. As new money comes into the fund, we want to invest it as soon as possible. But we are not market timers. We want to keep the fund fully invested in the stock market at all times. Because the market continues to climb at an amazing rate, there are not many value stocks available. Futures are an excellent alternative. And, because futures contracts are liquid, we can easily purchase and sell them. This liquidity is important because, as value stock opportunities become available, we can sell the futures and immediately purchase those stocks.


Q     SINCE THE END OF 1996, THE WEIGHTING OF UST, INC. AND PHILIP MORRIS HAS
ALMOST DOUBLED. THE TWO STOCKS NOW MAKE UP ROUGHLY 12 PERCENT OF THE PORTFOLIO. WHY THE DRAMATIC CHANGE IN WEIGHTING?

A     These companies are very attractive because they have very depressed values. Yet their fundamentals remain extremely attractive. If you compare Philip Morris to Coca-Cola, they both have worldwide brand recognition. However, Philip Morris is trading at roughly 14 times current earnings, making it far more attractive than Coca-Cola which is trading at about 45 times. We believe the litigation against Philip Morris will not have a dramatic, long-term impact on its earnings. We believe Philip Morris can price their product to cover any settlement; their bottom line won't be impacted and revenues will go up. Philip Morris also receives a considerable portion of its revenue and earnings from overseas. That revenue continues to increase and probably will not be impacted by events in the U.S. The price of UST, Inc. is depressed as a result of the litigation against Philip Morris and other tobacco companies. In addition, UST, Inc. has experienced some loss in market share due to competition from new entries in the smokeless tobacco market. We feel that management will address these competitive pressures and UST, Inc. will continue to be a dominant force in smokeless tobacco. Currently, there is no threat of litigation against UST, Inc.

      Both of these companies have solid earnings and pay strong dividends.
They are good companies that, if the litigation were settled, would likely be trading at much higher P/Es. We anticipate a change in the market's perception of these companies. The reality is, in the long run, we feel the litigation will not have a dramatic impact on the earnings of Philip Morris or UST, Inc. Once this is realized these stocks are poised to perform strongly.


Q     FINANCIAL STOCKS CONTINUE TO REPRESENT THE LARGEST PART OF THE PORTFOLIO
AND HAVE BEEN A STRONG PERFORMING STAPLE FOR THE FUND FOR SOME TIME. WITH SUCH SUSTAINED STRENGTH, ARE FINANCIAL STOCKS STILL ATTRACTIVE?


A     Yes, they are still attractive. The fund has owned stocks such as Fannie
Mae and Freddie Mac for a number of years, and they continue to provide significant contributions to the fund's return. Financial stocks have had tremendous performance over the past five years but the run within these stocks is a bit more rational than the one in technology stocks. Relative to the market, the characteristics of financial stocks are still very attractive -- low P/Es, and strong dividend and earnings growth. Although we have scaled back our overall weighting in this sector, we have not lost faith in them. Their main vulnerability is interest rates. If interest rates spike up, financial stocks would probably experience a temporary decline -- a buying opportunity for us -- and then bounce back.


Q     IN THE ANNUAL REPORT FOR DECEMBER 1996, YOU SAID YOU WOULD LIKE TO
RE-ESTABLISH TECHNOLOGY POSITIONS IF THEY CORRECTED. THERE WERE CORRECTIONS IN THE TECHNOLOGY SECTOR OVER THE PAST SIX MONTHS BUT YOU MAINTAINED A MINIMAL WEIGHTING. WHY?


A     Technology stocks are still priced very high; when they corrected, the drop was never sustained. Right now, most technology stocks do not fit our definition of a value stock. They have very high P/E's relative to the market. So high in fact, that technology stocks have become almost speculative. Emotions, not

PERFORMANCE UPDATE


fundamentals, are driving them; and when the market moves away from fundamentals you have to be a bit more cautious.


Q     THE MARKET HAS BEEN CLIMBING FOR TWO AND A HALF YEARS NOW. VALUATIONS ARE
HIGH AND CONTINUE TO RISE. WHAT IS YOUR OUTLOOK FOR THE BALANCE OF 1997?

A     I was surprised by the market's performance in 1996 and continue to be surprised in 1997. However, my surprise is tempered by caution. The market, at its current pace, is rising faster and with more enthusiasm than any market this century. Many parts of the market are becoming more speculative; they aren't increasing because of fundamentals. This leads me to believe that some parts of the market, particularly stocks with very high P/Es, may correct. The high P/E stocks have driven the market up, and if they decline they may also bring the market with them. With value stocks there may be less to worry about in this environment. If the high P/E stocks decline, they may bring the value stocks with them, but we believe the value stocks will fall by less. As an investor, I can't be afraid of the market going down. I can try to position the portfolio to soften the blow and take advantage of opportunities a decline may present.

INDUSTRY SECTORS



Data show the percentage of the common stocks in the portfolio that each sector represented on June 30, 1997, and on December 31, 1996.


                       [A SIX-MONTH COMPARISON BAR GRAPH]

                       KEMPER-DREMAN HIGH RETURN      KEMPER-DREMAN HIGH RETURN
                         EQUITY FUND ON 6/30/97        EQUITY FUND ON 12/31/96
FINANCE                       26.2%                           29.9%

CONSUMER STAPLES              19.6%                           13.6%

ENERGY                        14.0%                           13.0%

HEALTH CARE                    8.3%                            9.3%

TECHNOLOGY                     7.1%                            7.8%

CAPITAL GOODS                  6.9%                            9.1%

UTILITIES                      5.3%                            3.8%

CONSUMER CYLICALS              5.2%                            6.6%

COMMUNICATIONS SERVICES        4.5%                            2.9%

BASIC MATERIALS                2.8%                            3.5%

TRANSPORTATION                 0.1%                            0.5%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX+


Data show the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on June 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.


              [STANDARD & POOR'S STOCK INDEX COMPARISON BAR GRAPH]


                       KEMPER-DREMAN HIGH RETURN        STANDARD & POOR'S
                         EQUITY FUND ON 6/30/97      500 STOCK INDEX ON 6/30/97
FINANCE                       26.2%                            15.3%

CONSUMER STAPLES              19.6%                            15.3%

ENERGY                        14.0%                             8.9%

HEALTH CARE                    8.3%                            11.4%

TECHNOLOGY                     7.1%                            14.3%

CAPITAL GOODS                  6.9%                            10.0%

UTILITIES                      5.3%                             3.2%

CONSUMER CYLICALS              5.2%                             8.8%

COMMUNICATIONS SERVICES        4.5%                             6.0%

BASIC MATERIALS                2.8%                             5.5%

TRANSPORTATION                 0.1%                             1.3%

+The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
REPRESENTING 35% OF THE FUND'S TOTAL NET ASSETS ON JUNE 30, 1997

-------------------------------------------------------------------------------------------------------
Holdings                                                                                        Percent
-------------------------------------------------------------------------------------------------------

1.          PHILIP MORRIS COS.           Produces branded food through its Kraft and General       6.7%
                                         Foods subsidiaries. It is also the country's second
                                         largest brewer.
-------------------------------------------------------------------------------------------------------

2.          UST, INC.                    Manufactures and sells moist snuff, wine and other        5.2%
                                         products.
-------------------------------------------------------------------------------------------------------

3.          ATLANTIC RICHFIELD CO.       Engaged in exploring, developing and producing            5.0%
                                         petroleum, which includes petroleum liquids and
                                         natural gas, purchasing and selling of petroleum, and
                                         the mining and sale of coal.
-------------------------------------------------------------------------------------------------------

4.          AMOCO CORP.                  Engaged in exploration, development and production of     4.8%
                                         crude oil and natural gas, refining and marketing of
                                         petroleum products and petrochemicals.
-------------------------------------------------------------------------------------------------------

5.          FEDERAL HOME LOAN MORTGAGE   Often referred to as "Freddie Mac", this corporation      2.5%
            CORP.                        provides for the transfer of capital between mortgage
                                         lenders and mortgage security investors, enabling
                                         mortgage lenders to provide a continuous flow of funds
                                         to borrowers.
-------------------------------------------------------------------------------------------------------

6.          FEDERAL NATIONAL MORTGAGE    Provides financial products and services that increase    2.4%
            ASSOCIATION                  the availability and affordability of housing for
                                         low-, moderate-and middle-income Americans.
-------------------------------------------------------------------------------------------------------

7.          COLUMBIA GAS SYSTEM          Engaged in transmitting, distributing, producing,         2.4%
                                         purchasing and storing natural gas and oil.
-------------------------------------------------------------------------------------------------------

8.          FIRST CHICAGO NBD CORP.      A multi-bank holding company with subsidiaries engaged    2.2%
                                         in consumer banking, commercial banking, trust and
                                         investment services, investment management, real
                                         estate operations, lease financing and international
                                         banking.
-------------------------------------------------------------------------------------------------------

9.          AT&T                         Provides products, services and systems for the           2.2%
                                         movement and management of information. AT&T markets
                                         selected AT&T products, systems and services in the
                                         United States and abroad.
-------------------------------------------------------------------------------------------------------

10.         HUMANA, INC.                 Provides managed care health plan services to more        1.6%
                                         than 2.3 million members through the operation of
                                         health maintenance organizations and preferred
                                         provider organizations.
-------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1997 (UNAUDITED)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
COMMON STOCKS                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
BANKS--14.3%
                                         Banc One Corp.                                      584,000   $   28,288
                                         Bank of New York Co.                                301,900       13,133
                                         BankAmerica Corp.                                   276,664       17,862
                                         Bankers Trust New York Corp.                         63,900        5,559
                                         Barnett Banks                                       316,800       16,632
                                         Capital One Financial Corp.                         566,700       21,393
                                         Crestar Financial Corp.                             423,800       16,475
                                         First Chicago NBD Corp.                             705,832       42,703
                                         First Union Corp.                                   176,755       16,350
                                         Fleet Financial Group, Inc.                          79,600        5,035
                                         KeyCorp                                             240,600       13,444
                                         J.P. Morgan & Co.                                   152,200       15,886
                                         NationsBank                                         452,980       29,217
                                         Norwest Corp.                                        87,500        4,922
                                         PNC Bank Corp., N.A.                                374,035       15,569
                                         Signet Banking Corp.                                355,100       12,784
                                         Wells Fargo & Co.                                     6,000        1,617
                                         ----------------------------------------------------------------------------
                                                                                                          276,869
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.5%
                                         Hanson PLC, ADR                                     710,925       17,773
                                         Louisiana-Pacific Corp.                             492,000       10,393
                                         ----------------------------------------------------------------------------
                                                                                                           28,166
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.2%
                                         General Electric Co.                                275,100       17,985
                                         Xerox Corp.                                         316,800       24,988
                                         ----------------------------------------------------------------------------
                                                                                                           42,973
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--3.5%

                                         Liz Claiborne                                        76,100        3,548
                                         Dayton Hudson Corp.                                 104,300        5,547
                                         Dillard Department Stores                            75,300        2,607
                                         Ford Motor Co.                                      141,400        5,338
                                         (a)Fruit of The Loom                                151,600        4,700
                                         Philips Electronics N.V., ADR                       361,100       25,954
                                         TJX Cos., Inc.                                      289,600        7,638
                                         (a)Toys R Us                                         91,300        3,195
                                         V.F. Corp.                                           59,500        5,065
                                         Wal-Mart Stores                                     148,200        5,011
                                         ----------------------------------------------------------------------------
                                                                                                           68,603
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--13.2%
                                      (a)Imperial Tobacco Group, ADR                           973,850       12,417
                                         Philip Morris Cos.                                  2,920,500      129,597
                                         Quaker Oats Co.                                       178,400        8,006
                                         UST, Inc.                                           3,666,600      101,748
                                         Universal Corp.                                       151,800        4,820
                                         ----------------------------------------------------------------------------
                                                                                                            256,588
---------------------------------------------------------------------------------------------------------------------
ENERGY--13.6%
                                         AMOCO Corp.                                         1,080,400       93,927
                                         Atlantic Richfield Co.                              1,386,500       97,748
                                         Columbia Gas System                                   699,200       45,623
                                      (a)Energy Group PLC, ADS                                 670,625       28,418
                                         ----------------------------------------------------------------------------
                                                                                                            265,716
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--5.8%
                                         American General Corp.                                 72,400        3,457
                                         American International Group, Inc.                     93,700       13,996
                                         Federal Home Loan Mortgage Corp.                    1,422,300       48,891
                                         Federal National Mortgage Association               1,069,300       46,648
                                         ----------------------------------------------------------------------------
                                                                                                            112,992
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                              SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.0%
                                            Columbia/HCA Healthcare Corp.                       478,300   $   18,803
                                         (a)Humana, Inc.                                      1,312,300       30,347
                                         (a)Tenet Healthcare Corp.                              932,700       27,573
                                            -------------------------------------------------------------------------
                                                                                                              76,723
---------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--2.9%
                                            AT&T                                              1,205,100       42,254
                                            Texas Instruments                                   169,300       14,232
                                            ----------------------------------------------------------------------------
                                                                                                              56,486
                                            ----------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS--61.0%
                                            (Cost: $999,166)                                               1,185,116
                                            ----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                            PRINCIPAL
                                                AMOUNT                                        VALUE         VALUE
------------------------------------------------------------------------------------------------------------------------

(B)MONEY MARKET                             Yield--4.82% to 5.75%
INSTRUMENTS--38.9%
                                            Due--July through September 1997
                                            Columbia/HCA Healthcare Corp.                       $40,000       39,644
                                            ConAgra Inc.                                         60,800       60,511
                                            Countrywide Home Loans                               30,000       29,901
                                            Dynamic Funding Corp.                                92,824       92,656
                                            Enserch Corp.                                        36,000       35,939
                                            FINOVA Capital Corp.                                 27,000       26,911
                                            Ford Motor Credit Co.                                67,000       66,804
                                            General Motors Acceptance Corp.                      47,982       47,842
                                            Goldman Sachs Group, L.P.                            35,000       34,738
                                            IBM Credit Corp.                                     46,600       46,425
                                            Madison Funding Corp.                                36,000       35,950
                                            Philip Morris Cos. Inc.                              39,000       38,914
                                            Sanwa Business Credit Corp.                          88,000       87,357
                                            Strategic Asset Funding Corp.                        38,000       37,624
                                            Other                                                73,800       73,495
                                            ----------------------------------------------------------------------------
                                            TOTAL MONEY MARKET INSTRUMENTS--38.9%
                                            (Cost: $754,739)                                                 754,711
                                            ----------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--99.9%
                                            (Cost: $1,753,905)                                             1,939,827
                                            ----------------------------------------------------------------------------
                                            CASH AND OTHER ASSETS, LESS
                                            LIABILITIES--.1%                                                   1,469
                                            ----------------------------------------------------------------------------
                                            NET ASSETS--100%                                              $1,941,296
                                            ----------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) The Fund has entered into exchange traded S&P 500 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $610,000,000 of money market instruments. As a result, approximately 92% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $1,753,905,000 for federal income tax purposes at June 30, 1997, the gross unrealized appreciation was $196,260,000, the gross unrealized depreciation was $10,338,000 and the net unrealized appreciation on investments was $185,922,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $1,753,905)                                              $1,939,827
--------------------------------------------------------------------------
Cash                                                                 5,816
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  17,161
--------------------------------------------------------------------------
  Dividends                                                          2,991
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,965,795
--------------------------------------------------------------------------

--------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             20,460
--------------------------------------------------------------------------
  Fund shares redeemed                                                 697
--------------------------------------------------------------------------
  Management fee                                                     1,113
--------------------------------------------------------------------------
  Distribution services fee                                            581
--------------------------------------------------------------------------
  Administrative services fee                                          351
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,297
--------------------------------------------------------------------------
    Total liabilities                                               24,499
--------------------------------------------------------------------------
NET ASSETS                                                      $1,941,296
--------------------------------------------------------------------------

--------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $1,672,341
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      75,466
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         185,922
--------------------------------------------------------------------------
Undistributed net investment income                                  7,567
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,941,296
--------------------------------------------------------------------------

--------------------------------------------------------------------------
THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($940,119 / 30,756 shares outstanding)                            $30.57
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $32.43
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($838,031 / 27,501 shares outstanding)                            $30.47
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($137,786 / 4,520 shares outstanding)                             $30.49
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($25,360 / 830 shares outstanding)                                $30.55
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------
  Interest                                                      $ 14,089
--------------------------------------------------------------------------
  Dividends                                                       11,253
--------------------------------------------------------------------------
    Total investment income                                       25,342
--------------------------------------------------------------------------
Expenses:
  Management fee                                                   4,715
--------------------------------------------------------------------------
  Distribution services fee                                        2,372
--------------------------------------------------------------------------
  Administrative services fee                                      1,434
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,448
--------------------------------------------------------------------------
  Professional fees                                                   44
--------------------------------------------------------------------------
  Reports to shareholders                                             43
--------------------------------------------------------------------------
  Directors' fees and other                                           52
--------------------------------------------------------------------------
    Total expenses                                                11,108
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                             14,234
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------------------------------

  Net realized gain on sales of investments                        5,531
--------------------------------------------------------------------------
  Net realized gain from futures transactions                     70,619
--------------------------------------------------------------------------
    Net realized gain                                             76,150
--------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           104,135
--------------------------------------------------------------------------
Net gain on investments                                          180,285
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $194,519
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 JUNE 30,               YEAR ENDED
                                                                   1997                DECEMBER 31,
                                                                (UNAUDITED)                1996
---------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income                                         $   14,234                 5,651
---------------------------------------------------------------------------------------------------
  Net realized gain                                                 76,150                21,480
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation                              104,135                61,834
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               194,519                88,965
---------------------------------------------------------------------------------------------------
  Distribution from net investment income                           (7,040)               (5,373)
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (3,648)              (18,442)
---------------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (10,688)              (23,815)
---------------------------------------------------------------------------------------------------
Net increase from capital share transactions                     1,019,631               574,488
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,203,462               639,638
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------

Beginning of period                                                737,834                98,196
---------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $7,567 and $373, respectively)                         $1,941,296              737,834
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper-Dreman High Return Equity Fund (the Fund) is a separate series of Kemper Value Fund, Inc. (KVF) (formerly known as Kemper-Dreman Fund, Inc.), an open-end management investment company organized as a corporation in the state of Maryland. KVF is authorized to issue 3 billion shares of $.01 par value common stock.


                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.


                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of

 NOTES TO FINANCIAL STATEMENTS

                             3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended June 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. KVF has a management
                             agreement with Zurich Kemper Value Advisors, Inc.
                             (ZKVA) (formerly known as Dreman Value Advisors,
                             Inc.), a wholly owned subsidiary of Zurich Kemper
                             Investments, Inc. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $4,715,000 for the six months ended June 30, 1997.
                             Effective as of July 30, 1997, Dreman Value
                             Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by ZKVA for its services.


                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVF has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc.
                             (ZKDI) (formerly known as Kemper Distributors, Inc.), an affiliate of ZKVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                   COMMISSIONS
                                                                           COMMISSIONS           ALLOWED BY ZKDI
                                                                           RETAINED BY     ----------------------------
                                                                              ZKDI         TO ALL FIRMS   TO AFFILIATES
                                                                         ---------------   ------------   -------------
                                         Six months ended June 30, 1997      $1,045,000       8,090,000        109,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                       COMMISSIONS AND
                                                                  DISTRIBUTION FEES   DISTRIBUTION FEES
                                                                      AND CDSC          PAID BY ZKDI
                                                                  RECEIVED BY ZKDI        TO FIRMS
                                                                  -----------------   -----------------
                             Six months ended June 30, 1997            $2,656,000           15,657,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVF has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays
                                                                              15

NOTES TO FINANCIAL STATEMENTS

                             ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                                    ASF PAID BY ZKDI
                                                                            ASF PAID BY      ----------------------------
                                                                          THE FUND TO ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                                          ----------------   ------------   -------------
                                         Six months ended June 30, 1997      $1,434,000       2,126,000         6,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVF's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company), an affiliate of ZKVA, is the shareholder service agent of the Fund. Under this agreement, ZKSvC received shareholder services fees of $1,782,000 for the six months ended June 30, 1997.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of ZKVA. During the six months ended June 30, 1997, the Fund made no payments to its officers and incurred directors' fees of $21,000 to independent directors.

--------------------------------------------------------------------------------

4     INVESTMENT
      TRANSACTIONS           For the six months ended June 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $680,534
                             Proceeds from sales                          55,752

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5     CAPITAL SHARE
      TRANSACTIONS            The following table summarizes the activity in
                              capital shares of the Fund (in thousands):



                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 1997              DECEMBER 31, 1996
                                                       -----------------------       ---------------------
                                                       SHARES         AMOUNT         SHARES        AMOUNT
                              ----------------------------------------------------------------------------
                               SHARES SOLD
                               Class A                 18,096       $  516,139       11,969       $294,186
                              ----------------------------------------------------------------------------
                               Class B                 17,726          504,048       10,792        264,773
                              ----------------------------------------------------------------------------
                               Class C                  3,097           88,207        1,617         40,240
                              ----------------------------------------------------------------------------
                               Class I                    616           17,502          612         14,409
                              ----------------------------------------------------------------------------

                              ----------------------------------------------------------------------------
                               SHARE ISSUED IN REINVESTMENT OF DIVIDENDS
                               Class A                    217            6,601          483         12,533
                              ----------------------------------------------------------------------------
                               Class B                     96            2,984          322          8,424
                              ----------------------------------------------------------------------------
                               Class C                     12              397           51          1,337
                              ----------------------------------------------------------------------------
                               Class I                      8              245           21            512
                              ----------------------------------------------------------------------------

                              ----------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                 (2,257)         (64,013)      (1,483)       (35,513)
                              ----------------------------------------------------------------------------
                               Class B                 (1,342)         (37,750)        (682)       (16,613)
                              ----------------------------------------------------------------------------
                               Class C                   (271)          (7,685)         (77)        (1,854)
                              ----------------------------------------------------------------------------
                               Class I                   (248)          (7,044)        (338)        (7,946)
                              ----------------------------------------------------------------------------

                              ----------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                    151            4,327           37            907
                              ----------------------------------------------------------------------------
                               Class B                   (151)          (4,327)         (37)          (907)
                              ----------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE
                               TRANSACTIONS                          $1,019,631                   $574,488
                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.


                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At June 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $22,838,000 for the following futures contracts owned by the Fund.

                                                      CONTRACT                EXPIRATION    LOSS AT
                                     TYPE              AMOUNT      POSITION     MONTH       6/30/97
                             ------------------------------------------------------------------------
                             S&P 500 Index          $609,821,000    Long      Sept. '97    $2,622,000

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------
                                                                       CLASS A
                                                    ----------------------------------------------
                                                    SIX MONTHS
                                                      ENDED         YEAR ENDED DECEMBER 31,
                                                     JUNE 30,    ---------------------------------
                                                       1997      1996    1995    1994    1993
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $26.52     21.49   15.11   15.50   14.62
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .29       .39     .26     .25     .21
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               4.02      5.75    6.76    (.39)   1.13
--------------------------------------------------------------------------------------------------
Total from investment operations                        4.31      6.14    7.02    (.14)   1.34
--------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .20       .38     .24     .25     .21
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .06       .73     .40      --     .25
--------------------------------------------------------------------------------------------------
Total dividends                                          .26      1.11     .64     .25     .46
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $30.57     26.52   21.49   15.11   15.50
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          16.27%    28.79   46.86    (.99)   9.22
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                1.26%     1.21    1.25    1.25    1.25
--------------------------------------------------------------------------------------------------
Net investment income                                   2.63%     2.12    1.55    1.58    1.47
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                1.26%     1.21    1.57    1.39    1.56
--------------------------------------------------------------------------------------------------
Net investment income                                   2.63%     2.12    1.23    1.44    1.16
--------------------------------------------------------------------------------------------------



                                                    ------------------------------------
                                                                CLASS B
                                                    ------------------------------------
                                                    SIX MONTHS     YEAR     SEPT. 11
                                                      ENDED       ENDED        TO
                                                     JUNE 30,    DEC. 31,   DEC. 31,
                                                       1997        1996       1995
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                  $26.44      21.47      19.45
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .18        .19        .07
----------------------------------------------------------------------------------------
  Net realized and unrealized gain                      3.97       5.72       2.41
----------------------------------------------------------------------------------------
Total from investment operations                        4.15       5.91       2.48
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .06        .21        .06
----------------------------------------------------------------------------------------
  Distribution from net realized gain                    .06        .73        .40
----------------------------------------------------------------------------------------
Total dividends                                          .12        .94        .46
----------------------------------------------------------------------------------------
Net asset value, end of period                        $30.47      26.44      21.47
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          15.69%     27.63      12.88
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                                2.18%      2.20       2.00
----------------------------------------------------------------------------------------
Net investment income                                   1.71%      1.13        .61
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                                2.18%      2.31       2.35
----------------------------------------------------------------------------------------
Net investment income                                   1.71%      1.02        .26
----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                             --------------------------------   -------------------------------
                                                        CLASS C                               CLASS I
                                             --------------------------------   -------------------------------
                                             SIX MONTHS     YEAR     SEPT. 11   SIX MONTHS     YEAR      NOV. 1
                                               ENDED       ENDED        TO        ENDED       ENDED        TO
                                              JUNE 30,    DEC. 31,   DEC. 31,    JUNE 30,    DEC. 31,   DEC. 31,
                                                1997        1996       1995        1997        1996       1995
-----------------------------------------------------------------------------   --------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------   --------------------------------
Net asset value, beginning of period           $26.45      21.48      19.45       26.49       21.51      19.90
-----------------------------------------------------------------------------   --------------------------------
Income from investment operations:
  Net investment income                           .18        .20        .09         .39         .54        .04
-----------------------------------------------------------------------------   --------------------------------
  Net realized and unrealized gain               3.98       5.72       2.41        4.00        5.70       2.03
-----------------------------------------------------------------------------   --------------------------------
Total from investment operations                 4.16       5.92       2.50        4.39        6.24       2.07
-----------------------------------------------------------------------------   --------------------------------
Less dividends:
  Distribution from net investment income         .06        .22        .07         .27         .53        .06
-----------------------------------------------------------------------------   --------------------------------
  Distribution from net realized gain             .06        .73        .40         .06         .73        .40
-----------------------------------------------------------------------------   --------------------------------
Total dividends                                   .12        .95        .47         .33        1.26        .46
-----------------------------------------------------------------------------   --------------------------------
Net asset value, end of period                 $30.49      26.45      21.48       30.55       26.49      21.51
-----------------------------------------------------------------------------   --------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   15.72%     27.66      12.94       16.60       29.36      10.47
-----------------------------------------------------------------------------   --------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-----------------------------------------------------------------------------   --------------------------------
Expenses                                         2.17%      2.22       1.95         .83         .88        .47
-----------------------------------------------------------------------------   --------------------------------
Net investment income                            1.72%      1.11        .66        3.06        2.45       1.99
-----------------------------------------------------------------------------   --------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-----------------------------------------------------------------------------   --------------------------------
Expenses                                         2.17%      2.33       2.30         .83         .88        .85
-----------------------------------------------------------------------------   --------------------------------
Net investment income                            1.72%      1.00        .31        3.06        2.45       1.61
-----------------------------------------------------------------------------   --------------------------------

-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ----------------------------------
                                                         1997       1996      1995     1994     1993
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)            $1,941,296   737,834   98,196   35,005   28,413
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                           5%       10       18       12       14
---------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended June 30, 1997 and the year ended December 31, 1996 were $.0501 and $.0513, respectively.
---------------------------------------------------------------------------------------------------------

NOTE: Data for the six months ended June 30, 1997 is unaudited. Total return does not reflect the effect of any sales charges.

DIRECTORS AND OFFICERS

DIRECTORS                             OFFICERS

STEPHEN B. TIMBERS                    THOMAS H. FORESTER
President and Director                Vice President

JAMES E. AKINS                        JONATHAN KAY
Director                              Vice President

ARTHUR R. GOTTSCHALK                  CHARLES R. MANZONI, JR.
Director                              Vice President

FREDERICK T. KELSEY                   JOHN E. NEAL
Director                              Vice President

FRED B. RENWICK                       JAMES R. NEEL
Director                              Vice President

JOHN B. TINGLEFF                      THOMAS F. SASSI
Director                              Vice President

JOHN G. WEITHERS                      STEVEN T. STOKES
Director                              Vice President

                                      PHILIP J. COLLORA
                                      Vice President and
                                      Secretary

                                      JEROME L. DUFFY
                                      Treasurer

                                      ELIZABETH C. WERTH
                                      Assistant Secretary

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LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
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INVESTMENT MANAGER              ZURICH KEMPER VALUE ADVISORS, INC.
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                                New York, NY 10017


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                                www.kemper.com


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